UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 6, 2009

SECURITY BANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	000-23261	58-2107916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4219 Forsyth Road

Macon, Georgia 31210

(Address of Principal Executive Offices, including Zip Code)

(478) 722-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 6, 2009, Security Bank Corporation (SBKC) announced that effective July 10, 2009, James R. McLemore, Jr. resigned as Executive Vice President and Chief Financial Officer of SBKC. SBKC also announced that Michael B. Smith, Senior Vice President and CFO of Security Bank of Bibb County, has assumed the CFO function of SBKC on an interim basis.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release of Security Bank Corporation, dated July 6, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY BANK CORPORATION

Dated: July 6, 2009	By:	/s/ Tony E. Collins
Tony E. Collins
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Security Bank Corporation, dated July 6, 2009.

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